Exhibit 10.7

MODIFICATION AGREEMENT

This MODIFICATION AGREEMENT (the “Modification Agreement”) is made effective as of July 8, 2008, between FRANKLIN COVEY CO., a Utah corporation (“Borrower”), whose address is 2200 West Parkway Blvd., Salt Lake City, Utah 84119, and JPMORGAN CHASE BANK, N.A., a national banking association (“Lender”), whose address is 80 West Broadway, Suite 200, Salt Lake City, Utah 84101.

RECITALS:

A. Lender has previously extended to Borrower a revolving line of credit loan (the “Loan”) in the original maximum principal amount of EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000.00) pursuant to a Revolving Line of Credit Agreement dated as of March 14, 2007 (as amended and modified from time to time, the “Loan Agreement”), and evidenced by a Secured Promissory Note dated March 14, 2007 (as amended and modified from time to time, the “Note”).  Capitalized terms used herein without definition shall have the meanings given to such terms in the Loan Agreement and Note.

B. Repayment of the Loan is guaranteed pursuant to the terms of a Repayment Guaranty dated as of March 14, 2007 (as amended and modified from time to time, the “Guaranty”), executed by FRANKLIN COVEY PRINTING, INC., a Utah corporation, FRANKLIN DEVELOPMENT CORPORATION, a Utah corporation, FRANKLIN COVEY TRAVEL, INC., a Utah corporation, FRANKLIN COVEY CATALOG SALES, INC., a Utah corporation, FRANKLIN COVEY CLIENT SALES, INC., a Utah corporation, FRANKLIN COVEY PRODUCT SALES, INC., a Utah corporation, FRANKLIN COVEY SERVICES, L.L.C., a Utah limited liability company, and FRANKLIN COVEY MARKETING, LTD., a Utah limited partnership (individually and collectively, as the context requires, and jointly and severally, “Guarantor”), in favor of Lender.

C. The Loan is secured by, among other things, (i) a Security Agreement dated as of March 14, 2007 (as amended and modified from time to time, the “Security Agreement”), executed by Borrower and Guarantor, as “debtor,” in favor of JPMORGAN CHASE BANK, N.A., a national banking association, not in its individual capacity, but solely as collateral agent (in such capacity, the “Collateral Agent”) for Lender and ZIONS FIRST NATIONAL BANK, a national banking association (“Zions”); (ii) a Pledge and Security Agreement dated as of March 14, 2007 (as amended and modified from time to time, the “Pledge and Security Agreement”), executed by Borrower, as “pledgor,” in favor of Collateral Agent; and (iii) an Account Control Agreement dated as of March 14, 2007 (as amended and modified from time to time, the “Account Control Agreement”), executed by Borrower and Guarantor, as “debtor,” Collateral Agent, Lender and Zions, as “creditor,” and Zions, as “bank” (collectively, the “Security Documents”).

D. Lender, Zions and Collateral Agent have entered into an Intercreditor Agreement dated as of March 14, 2007 (as amended or modified from time to time, the “Intercreditor Agreement”), the terms of which were acknowledged and agreed to by Borrower and Guarantor.

E. The Loan Agreement, the Note, the Guaranty, the Security Documents, the Intercreditor Agreement, and all other agreements, documents, and instruments governing, evidencing, securing, guaranteeing or otherwise relating to the Loan, as modified in this Modification Agreement, are sometimes referred to individually and collectively as the “Loan Documents.”  All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

F. Borrower and/or one or more of the Guarantors have sold substantially all of the assets of Borrower’s Consumer Solutions Business Unit (the “Asset Sale”) to a third-party purchaser (the “Purchaser”) pursuant to one or more written agreements (the “Asset Sale Documents”).  None of the assets to be sold in the Asset Sale include any of the Pledged Securities.  Borrower has acquired an approximately nineteen and one-half percent (19.5%) ownership interest in Purchaser, such that Purchaser will not be considered a Subsidiary of Borrower under the Loan Documents.

G. Upon or prior to the closing of the Asset Sale, the revolving line of credit loan made by Zions to Borrower in the maximum principal amount of up to $7,000,000.00 (the “Zions Loan”) shall be irrevocably terminated (the “Zions Loan Termination”).

H. As a result of the Asset Sale, Borrower has proposed to dissolve each of the following Subsidiaries: FRANKLIN COVEY SERVICES, L.L.C., a Utah limited liability company, and FRANKLIN COVEY MARKETING, LTD., a Utah limited partnership (collectively, the “Dissolved Guarantors”).

I. Subject to the terms and conditions contained herein, Borrower, Guarantor, and Lender now desire to modify the Loan Documents to: (i) approve an increase to the maximum principal amount of the Loan, effective as of the date hereof, from $18,000,000.00 to $25,000,000.00 (the “Loan Amount Increase”); (ii) approve a subsequent reduction to the maximum principal amount of the Loan, effective as of June 30, 2009, from $25,000,000.00 to $15,000,000.00 (the “Loan Amount Reduction”); (iii) increase the interest rate applicable under the Loan Documents from the LIBO Rate in effect from time to time plus 1.10% per annum to LIBO Rate in effect from time to time plus 1.50% per annum (the “Interest Rate Increase”); (iv) consent to the dissolution of the Dissolved Guarantors and release the Dissolved Guarantors and any Collateral owned by the Dissolved Guarantors from the Security Documents; and (v) remove any references to Zions, the Zions Loan, and the Zions Loan Documents, except that Zions, as the depository bank, shall continue to be a party in such capacity to the Account Control Agreement.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor and Lender agree as follows:

1. ACCURACY OF RECITALS.  Each of Borrower and each Guarantor acknowledges the accuracy of the Recitals which are incorporated herein by reference.

2. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are modified as follows:

(a) Loan Amount Increase and Subsequent Reduction.

(1)           Loan Agreement.  The definition of “Loan Amount” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Loan Amount” means the amount of up to TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), plus any sum in addition thereto advanced by Lender in its sole and absolute discretion in accordance with the Loan Documents, to be disbursed pursuant to the terms and conditions of this Agreement; provided, however, that effective as of June 30, 2009, the aforementioned amount shall be reduced to FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00).

(2)           Note.  The reference to “$18,000,000.00” in the heading of the Note is hereby amended to read “$25,000,000.00”; provided however, that effective as of June 30, 2009, the aforementioned amount shall be reduced to “$15,000,000.00”.  In addition, the reference in Section 1 of the Note to “EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000.00)” is hereby amended to read “TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00)”; provided, however, that effective as of June 30, 2009, the aforementioned amount shall be reduced to “FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00)”.

An original of this Modification Agreement may be attached to the original Note as an allonge and made a part of the Note, provided, however, that failure to attach an original of this

Modification Agreement as an allonge to the Note shall not impact the effectiveness of this Modification Agreement and this Modification Agreement shall nonetheless be valid, binding and enforceable.

(b) Interest Rate Increase.  The definition of “Interest Rate” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Interest Rate” means a variable rate equal to the LIBO Rate in effect from time to time plus One and One-Half Percent (1.50%) per annum.

(c) Dissolved Guarantors.  Lender and Collateral Agent hereby consent to the dissolution of the Dissolved Guarantors and hereby release the Dissolved Guarantors and any Collateral owned by the Dissolved Guarantors from the Guaranty and the Security Documents, and all references in the Loan Documents to any of the Dissolved Guarantors are hereby deleted and of no further force or effect.

(d) Zions Loan Termination.  Provided that Borrower has delivered to Lender the information required by Section 7(d) hereof, all references in the Loan Documents to Zions as a “Creditor” or a “Lender”, the Zions Loan, or the Zions Loan Documents are hereby deleted and of no further force or effect.  Notwithstanding the foregoing, Zions, as the depository bank, shall continue to be a party in such capacity to the Account Control Agreement.

(e) Intercreditor Agreement; References to Collateral Agent.  The Intercreditor Agreement shall remain in effect solely to preserve the appointment of Collateral Agent as collateral agent for Lender, but any agreements, representations, or other provisions made by Zions to or for the benefit of Lender or Collateral Agent, or by Lender to or for the benefit of Zions, are hereby deleted and of no further force or effect.  In addition, any reference in the Loan Documents to the Collateral Agent are hereby deleted and of no further force or effect.

(f) Conforming Modifications.  Each of the Loan Documents is modified to be consistent herewith and to provide that it shall be a default or an Event of Default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.  In order to further effect certain of the foregoing modifications, Borrower and Guarantor agree to execute and deliver such other documents or instruments as Lender reasonably determines are necessary or desirable.

(g) References.  Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein or as modified on or about the date hereof.

3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL. The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein.  Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4. FEES AND EXPENSES.

(a) Fees and Expenses.  In consideration of Lender’s agreement to amend the Loan Documents as set forth herein, and in addition to any other fees or amounts payable by Borrower hereunder, Borrower has agreed to pay to Lender (i) all legal fees and expenses incurred by Lender in connection herewith; and (ii) all other costs and expenses incurred by Lender in connection with executing this Modification Agreement and otherwise modifying the Loan Documents.  Borrower acknowledges and agrees that such fees are fully earned and nonrefundable as of the date this Modification Agreement is executed and delivered by the parties hereto.

(b) Method of Payment.  Such fees shall be paid by Borrower to Lender on the date hereof or at such later date as such fees, costs and expenses are incurred by Lender.  Borrower and Lender agree and acknowledge that the foregoing shall not relieve Borrower of its obligation to make future monthly payments of interest and other amounts as required under the terms of the Loan.

5. BORROWER REPRESENTATIONS AND WARRANTIES.  Each of Borrower and Guarantor represents and warrants to Lender:  (a) No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing; (b) There has been no material adverse change in the financial condition of Borrower or Guarantor or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender; (c) Each and all representations and warranties of Borrower and Guarantor in the Loan Documents are accurate on the date hereof; (d) Neither Borrower nor Guarantor has any claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein; (e) The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms; (f) Borrower is validly existing under the laws of the State of its formation or organization, has not changed its legal name as set forth above, and has the requisite power and authority to execute and deliver this Modification Agreement and to perform the Loan Documents as modified herein; (g) The execution and delivery of this Modification Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower; and (h) This Modification Agreement has been duly executed and delivered on behalf of Borrower.

6. BORROWER COVENANTS. Borrower and Guarantor covenant with Lender:

(a) Each of Borrower and Guarantor shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Modification Agreement.

(b) Each of Borrower and Guarantor fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that either Borrower or Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Lender in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Modification Agreement.

(c) Contemporaneously with the execution and delivery of this Modification Agreement, Borrower has paid to Lender all of the internal and external costs and expenses incurred by Lender in connection with this Modification Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

(d) On or prior to the execution and delivery of this Modification Agreement, each of Borrower and Guarantor shall have executed and delivered, or caused to be executed and delivered, to Lender, each in form and substance satisfactory to Lender, such other documents, instruments, resolutions, subordinations, and other agreements as Lender may require in its sole discretion.

7. EXECUTION AND DELIVERY OF AGREEMENT BY LENDER. Lender shall not be bound by this Modification Agreement until (a) Lender has executed and delivered this Modification Agreement to Borrower and Guarantor, (b) each of Borrower and Guarantor has performed all of the obligations of Borrower and Guarantor, respectively, under this Modification Agreement to be performed contemporaneously with the execution and delivery of this Modification Agreement, if any, (c) Borrower has paid all fees and costs required under Section 4 hereof, and (d) the Zions Loan Termination shall have been completed and Lender shall have received evidence of the same which is reasonably acceptable to Lender.

8. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Loan Documents as modified herein contain the complete understanding and agreement of Borrower, Guarantor and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations.  No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

9. BINDING EFFECT. The Loan Documents, as modified herein, shall be binding upon and shall inure to the benefit of Borrower, Guarantor and Lender and their successors and assigns; provided, however, neither Borrower nor Guarantor may assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation shall be void.

10. CHOICE OF LAW. THIS MODIFICATION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.  THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SALT LAKE, STATE OF UTAH OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY.  EACH OF BORROWER AND LENDER WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 10.

11. COUNTERPART EXECUTION.  This Modification Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.  Signature pages may be detached from the counterparts and attached to a single copy of this Modification Agreement to physically form one document. Receipt by the Lender of an executed copy of this Modification Agreement by facsimile shall constitute conclusive evidence of execution and delivery of the Modification by the signatory thereto.

[Remainder of Page Intentionally Left Blank]

DATED as of the date first above stated.

FRANKLIN COVEY CO. a Utah corporation
By:	/s/ Stephen D. Young
Name:	Stephen D. Young
Title:	Chief Financial Officer
“Borrower”
FRANKLIN COVEY PRINTING, INC. a Utah corporation
By:	/s/ Stephen D. Young
Name:	Stephen D. Young
Title:	Chief Financial Officer
FRANKLIN DEVELOPMENT CORPORATION a Utah corporation
By:	/s/ Stephen D. Young
Name:	Stephen D. Young
Title:	Chief Financial Officer
FRANKLIN COVEY TRAVEL, INC. a Utah corporation
By:	/s/ Stephen D. Young
Name:	Stephen D. Young
Title:	Chief Financial Officer
FRANKLIN COVEY CATALOG SALES, INC. a Utah corporation
By:	/s/ Stephen D. Young
Name:	Stephen D. Young
Title:	Chief Financial Officer

FRANKLIN COVEY CLIENT SALES, INC. a Utah corporation
By:	/s/ Stephen D. Young
Name:	Stephen D. Young
Title:	Chief Financial Officer
FRANKLIN COVEY PRODUCT SALES, INC. a Utah corporation
By:	/s/ Stephen D. Young
Name:	Stephen D. Young
Title:	Chief Financial Officer
FRANKLIN COVEY SERVICES, L.L.C. a Utah limited liability company
By:	FRANKLIN COVEY CLIENT SALES, INC. a Utah corporation, its member
By:	/s/ Stephen D. Young
Name:	Stephen D. Young
Title:	Chief Financial Officer
By:	FRANKLIN DEVELOPMENT CORPORATION a Utah corporation, its member
By:	/s/ Stephen D. Young
Name:	Stephen D. Young
Title:	Chief Financial Officer
FRANKLIN COVEY MARKETING, LTD. a Utah limited partnership
By:	FRANKLIN DEVELOPMENT CORPORATION a Utah corporation, its general partner
By:	/s/ Stephen D. Young
Name:	Stephen D. Young
Title:	Chief Financial Officer
“Guarantor”

JPMORGAN CHASE BANK, N.A. a national banking association
By:	/s/ Tony C. Nielsen
Name:	Tony C. Nielsen
Title:	Senior Vice President
“Lender”